Prospectus Supplement — November 16, 2012 to the Prospectuses, as supplemented, of the following fund:

Fund	Prospectuses Dated
Columbia Seligman Global Technology Fund	March 1, 2012

The following changes are hereby made to the prospectuses of the Fund:

The fee and expense table in the section entitled “Fees and Expenses of the Fund” is hereby replaced with the following:

Fees and Expenses of the Fund

Shareholder Fees (fees paid directly from your investment)

	Class A		Class B		Class C		Class I, K, R, R5 & Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%		None		None		None

Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	1	%(a)	5	%(b)	1	%(c)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I	Class K	Class R	Class R5	Class Z
Management fees(d)	0.86%	0.86%	0.86%	0.86%	0.86%	0.86%	0.86%	0.86%

Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%	0.50%	0.00%	0.00%

Other expenses(e)	0.40%	0.40%	0.40%	0.13%	0.43%	0.40%	0.18%	0.40%

Total annual fund operating expenses	1.51%	2.26%	2.26%	0.99%	1.29%	1.76%	1.04%	1.26%

(a)	Contingent deferred sales charges (CDSC) on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase, with certain limited exceptions.
(b)	This charge decreases over time.
(c)	This charge applies to investors who buy Class C shares and redeem them within one year of purchase, with certain limited exceptions.
(d)	Management fees have been restated to reflect contractual changes to the investment advisory fee rates.
(e)	Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.

The Example in the section entitled “Fees and Expenses of the Fund” is hereby replaced with the following:

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$720	$1,025	$1,352	$2,278

Class B (if shares are redeemed)	$729	$1,007	$1,411	$2,411

Class B (if shares are not redeemed)	$229	$707	$1,211	$2,411

Class C (if shares are redeemed)	$329	$707	$1,211	$2,600

Class C (if shares are not redeemed)	$229	$707	$1,211	$2,600

Class I (whether or not shares are redeemed)	$101	$316	$548	$1,218

Class K (whether or not shares are redeemed)	$131	$409	$709	$1,561

Class R (whether or not shares are redeemed)	$179	$554	$955	$2,078

Class R5 (whether or not shares are redeemed)	$106	$331	$575	$1,276

Class Z (whether or not shares are redeemed)	$128	$400	$693	$1,528

SL-9903-13 A (11/12)

The third paragraph of the section entitled “More about Annual Fund Operating Expenses” is hereby replaced with the following:

The commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through February 28, 2014, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board). Through February 28, 2013, the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 1.38% for Class A, 2.13% for Class B, 2.13% for Class C, 0.97% for Class I, 1.27% for Class K, 1.63% for Class R, 1.02% for Class R5 and 1.13% for Class Z. Beginning March 1, 2013 through February 28, 2014, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.56% for Class A, 2.31% for Class B, 2.31% for Class C, 1.12% for Class I, 1.42% for Class K, 1.81% for Class R, 1.17% for Class R5 and 1.31% for Class Z.

SL-9903-13 A (11/12)